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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)               October 3, 1997
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                           FRISCH'S RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

                                      OHIO
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         (State or other jurisdiction of incorporation or organization)

         1-7323                                        31-0523213
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(Commission File Number)                  (I.R.S. Employer Identification No.)

 2800 GILBERT AVENUE, CINCINNATI, OHIO                     45206
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(Address of principal executive offices)                 (Zip Code)

 Registrant's telephone number, including area code       513-961-2660
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Item 5.    Other Events.

              See attached press release.


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For Immediate Release
October 3, 1997

Cincinnati, Ohio--Frisch's Restaurants, Inc. (American Stock Exchange:FRS) announced today that its Annual Shareholders Meeting has been scheduled for Monday, November 24, 1997, at 10:00 a.m., Eastern Standard time, at the Quality Hotel Riverview, 668 W. 5th Street, Covington, Kentucky 41011. The record date for determining shareholders entitled to notice of, and to vote at, the meeting is the close of business on October 29, 1997.

The issues to be presented to the shareholders are: (1) to increase the size of the board from eight to nine members, (2) to reelect the current directors whose terms are expiring and one new director, and (3) to approve the appointment of Grant Thornton LLP as the Company's independent auditors.

"During the year we were fortunate to be able to add Malcolm Knapp, one of the country's leading experts in the restaurant industry, as a director," said Jack Maier, the Chairman of the Board of Frisch's. He added, "Increasing the size of the Board, without losing the experience of our current directors, continues our program of providing the Company and its management with additional perspectives from among our directors."

The current directors whose terms are expiring this year have been nominated for reelection with the unanimous support of the Board. They are Craig F. Maier, Daniel W. Geeding, Malcolm M. Knapp and Blanche F. Maier. The new director candidate, also receiving the unanimous support of the Board, is Christopher B. Hewett, President and Chief Executive Officer of Meritage Hospitality Group, Inc.

Mr. Jack Maier said, "Mr. Hewett's experience as the CEO of both a hotel owner/operator and restaurant chain owner is a good fit for our current Board's needs." "I am personally gratified," added Mr. Maier, "that our Board has acted cooperatively and without dissension in preparing for our upcoming shareholder meeting."

Jerry L. Ruyan, a director elected at last year's shareholders' meeting, said "We worked hard to create a balanced and experienced board that all of the directors were comfortable in endorsing. In my opinion, the election of the five candidates recommended by the Board will accomplish that goal."

Frisch's Restaurants, Inc., headquartered in Cincinnati, Ohio, operates and licenses family restaurants, some with drive-thru service, under the name Frisch's Big Boy. Additionally, the Company operates two Quality Hotels with restaurants in metropolitan Cincinnati.

Company Contact:           Donald H. Walker
                           Vice President-Finance and Chief Financial Officer
                           513-559-5202
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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 FRISCH'S RESTAURANTS, INC.
                                                 --------------------------
                                                        (registrant)

DATE  October 8, 1997
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      October 8, 1997

                                                 BY /s/ DONALD H. WALKER
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                                                       Donald H. Walker
                                                 Vice President - Finance and
                                                  Principal Financial Officer